                                                                    EXHIBIT 20.4

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997-D


                         MONTHLY SERVICER'S CERTIFICATE




         Accounting Date:                          July 31, 1998
                                                ----------------
         Determination Date:                      August 7, 1998
                                                ----------------
         Distribution Date:                      August 17, 1998
                                                ----------------
         Monthly Period Ending:                    July 31, 1998
                                                ----------------

         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1997, among Arcadia Automobile Receivables Trust, 1997-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.       Collection Account Summary

         Available Funds:
                     Payments Received                                                 $19,152,996.77
                     Liquidation Proceeds (excluding Purchase Amounts)                 $ 1,661,988.83
                     Current Monthly Advances                                              301,997.37
                     Amount of withdrawal, if any, from the Reserve Account            $         0.00
                     Monthly Advance Recoveries                                           (271,150.70)
                     Purchase Amounts - Warranty and Administrative Receivables        $    13,632.95
                     Purchase Amounts - Liquidated Receivables                         $         0.00
                     Income from investment of funds in Trust Accounts                 $    77,017.77
                                                                                       --------------
         Total Available Funds                                                                                       $20,936,482.99
                                                                                                                     ==============

         Amounts Payable on Distribution Date:
                     Reimbursement of Monthly Advances                                 $         0.00
                     Backup Servicer Fee                                               $         0.00
                     Basic Servicing Fee                                               $   541,969.47
                     Trustee and other fees                                            $         0.00
                     Class A-1  Interest Distributable Amount                          $         0.00
                     Class A-2  Interest Distributable Amount                          $   918,192.09
                     Class A-3  Interest Distributable Amount                          $ 1,333,000.00
                     Class A-4  Interest Distributable Amount                          $   436,033.33
                     Noteholders' Principal Distributable Amount                       $15,490,672.59
                     Amounts owing and not paid to Security Insurer under
                         Insurance Agreement                                           $         0.00
                     Supplemental Servicing Fees (not otherwise paid to Servicer)      $         0.00
                     Spread Account Deposit                                            $ 2,216,615.50
                                                                                       --------------
         Total Amounts Payable on Distribution Date                                                                  $20,936,482.99
                                                                                                                     ==============


                                     Page 1 (1997-D)

II.      Available Funds

         Collected Funds (see V)
                     Payments Received                                                          19,152,996.77
                     Liquidation Proceeds (excluding Purchase Amounts)                         $ 1,661,988.83      $20,814,985.60
                                                                                               --------------

         Purchase Amounts                                                                                          $    13,632.95

         Monthly Advances
                     Monthly Advances - current Monthly Period (net)                           $    30,846.67
                     Monthly Advances - Outstanding Monthly Advances
                        not otherwise reimbursed to the Servicer                               $         0.00      $    30,846.67
                                                                                               --------------

         Income from investment of funds in Trust Accounts                                                         $    77,017.77
                                                                                                                   --------------

         Available Funds                                                                                           $20,936,482.99
                                                                                                                   ==============

III.     Amounts Payable on Distribution Date

              (i)(a)    Taxes due and unpaid with respect to the Trust
                        (not otherwise paid by OFL or the Servicer)                                               $         0.00

              (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                        to Servicer and to be reimbursed on the Distribution
                        Date)                                                                                     $         0.00

              (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to
                        Servicer)                                                                                 $         0.00

               (ii)     Accrued and unpaid fees (not otherwise paid by OFL or
                        the Servicer):
                            Owner Trustee                                                      $         0.00
                            Administrator                                                      $         0.00
                            Indenture Trustee                                                  $         0.00
                            Indenture Collateral Agent                                         $         0.00
                            Lockbox Bank                                                       $         0.00
                            Custodian                                                          $         0.00
                            Backup Servicer                                                    $         0.00
                            Collateral Agent                                                   $         0.00      $         0.00
                                                                                               --------------

             (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                       $   541,969.47

             (iii)(b)   Supplemental Services Fees (not otherwise paid to Servicer)                                $         0.00

             (iii)(c)   Servicer reimbursements for mistaken deposits or postings
                        of checks returned for insufficient funds (not otherwise
                        reimbursed to Servicer)                                                                    $         0.00

               (iv)     Class A-1  Interest Distributable Amount                                                   $         0.00
                        Class A-2  Interest Distributable Amount                                                   $   918,192.09
                        Class A-3  Interest Distributable Amount                                                   $ 1,333,000.00
                        Class A-4  Interest Distributable Amount                                                   $   436,033.33

               (v)      Noteholders' Principal Distributable Amount
                             Payable to Class A-1 Noteholders                                                      $         0.00
                             Payable to Class A-2 Noteholders                                                      $15,490,672.59
                             Payable to Class A-3 Noteholders                                                      $         0.00
                             Payable to Class A-4 Noteholders                                                      $         0.00


              (vii)     Unpaid principal balance of the Class A-1 Notes
                        after deposit to the Note Distribution Account of
                        any funds in the Class A-1 Holdback Subaccount
                        (applies only on the Class A-1 Final Scheduled Distribution Date)                          $         0.00

               (ix)     Amounts owing and not paid to Security Insurer under
                        Insurance Agreement                                                                        $         0.00
                                                                                                                   --------------

                        Total amounts payable on Distribution Date                                                 $18,719,867.49
                                                                                                                   ==============


                                Page 2 (1997-D)

IV. Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

         Spread Account deposit:

                     Amount of excess, if any, of Available Funds
                      over total amounts payable (or amount of such
                      excess up to the Spread Account Maximum Amount)                                            $2,216,615.50

         Reserve Account Withdrawal on any Determination Date:

                     Amount of excess, if any, of total amounts payable over Available Funds
                      (excluding amounts payable under item (vii) of Section III)                                $        0.00

                     Amount available for withdrawal from the Reserve
                      Account (excluding the Class A-1 Holdback
                      Subaccount), equal to the difference between
                      the amount on deposit in the Reserve Account
                      and the Requisite Reserve Amount (amount on
                      deposit in the Reserve Account calculated
                      taking into account any withdrawals from or
                      deposits to the Reserve Account in respect
                      of transfers of Subsequent Receivables)                                                    $        0.00

                      (The amount of excess of the total amounts payable
                      (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                      Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                      Account, and deposited in the Collection
                      Account.)

                     Amount of withdrawal, if any, from the Reserve Account                                      $        0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                     Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                     of Section III                                                                              $        0.00

                     Amount available in the Class A-1 Holdback Subaccount                                       $        0.00

                     (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available
                     Funds (after payment of amount set forth in item
                     (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                     Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                     Subaccount, and deposited in the Note
                     Distribution Account for payment to the Class
                     A-1 Noteholders)

                     Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                        $        0.00

         Deficiency Claim Amount:

                     Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount
                     and Available Funds                                                                         $        0.00

                     (on the Class A-1 Final Scheduled Distribution
                     Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items
                     (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:

                     Amount of excess, if any, on the Distribution Date
                     on or immediately following the end of the Funding
                     Period, of (a) the sum of the Class A-1 Prepayment
                     Amount, the Class A-2 Prepayment Amount, the Class
                     A-3 Prepayment Amount, the Class A-4 Prepayment
                     Amount, and the over (b) the amount on deposit in
                     the Pre-Funding Account                                                                     $        0.00

         Class A-1 Maturity Shortfall:

                     Amount of excess, if any, on the Class A-1 Final
                     Scheduled Distribution Date, of (a) the unpaid
                     principal balance of the Class A-1 Notes over (b)
                     the sum of the amounts deposited in the Note
                     Distribution Account under item (v) and (vii) of
                     Section III or pursuant to a withdrawal from the
                     Class A-1 Holdback Subaccount                                                               $        0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


                                Page 3 (1997-D)

V.       Collected Funds

         Payments Received:
                     Supplemental Servicing Fees                                                $         0.00
                     Amount allocable to interest                                                 7,047,333.57
                     Amount allocable to principal                                               12,105,663.20
                     Amount allocable to Insurance Add-On Amounts                               $         0.00
                     Amount allocable to Outstanding Monthly Advances (reimbursed to the
                        Servicer prior to deposit in the Collection Account)                    $         0.00
                                                                                                --------------

         Total Payments Received                                                                                     $19,152,996.77

         Liquidation Proceeds:
                     Gross amount realized with respect to Liquidated Receivables                 1,822,191.82

                     Less: (i) reasonable expenses incurred by Servicer
                        in connection with the collection of such Liquidated
                        Receivables and the repossession and disposition
                        of the related Financed Vehicles and (ii) amounts
                        required to be refunded to Obligors on such Liquidated Receivables         (160,202.99)
                                                                                                --------------

         Net Liquidation Proceeds                                                                                    $ 1,661,988.83

         Allocation of Liquidation Proceeds:
                     Supplemental Servicing Fees                                                $         0.00
                     Amount allocable to interest                                               $         0.00
                     Amount allocable to principal                                              $         0.00
                     Amount allocable to Insurance Add-On Amounts                               $         0.00
                     Amount allocable to Outstanding Monthly Advances (reimbursed to the
                        Servicer prior to deposit in the Collection Account)                    $         0.00       $         0.00
                                                                                                --------------       --------------

         Total Collected Funds                                                                                       $20,814,985.60
                                                                                                                     ==============

VI.      Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                     $         0.00
                     Amount allocable to interest                                               $         0.00
                     Amount allocable to principal                                              $         0.00
                     Amount allocable to Outstanding Monthly Advances (reimbursed to the
                        Servicer prior to deposit in the Collection Account)                    $         0.00

         Purchase Amounts - Administrative Receivables                                                               $    13,632.95
                     Amount allocable to interest                                               $         0.00
                     Amount allocable to principal                                              $    13,632.95
                     Amount allocable to Outstanding Monthly Advances (reimbursed to the
                        Servicer prior to deposit in the Collection Account)                    $         0.00
                                                                                                --------------

         Total Purchase Amounts                                                                                      $    13,632.95
                                                                                                                     ==============

VII.     Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                                $   922,116.52

         Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                     Payments received from Obligors                                            $  (271,150.70)
                     Liquidation Proceeds                                                       $         0.00
                     Purchase Amounts - Warranty Receivables                                    $         0.00
                     Purchase Amounts - Administrative Receivables                              $         0.00
                                                                                                --------------

         Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                                $  (271,150.70)

         Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                               $  (271,150.70)

         Remaining Outstanding Monthly Advances                                                                      $   650,965.82

         Monthly Advances - current Monthly Period                                                                   $   301,997.37
                                                                                                                     --------------

         Outstanding Monthly Advances - immediately following the Distribution Date                                  $   952,963.19
                                                                                                                     ==============


                                Page 4 (1997-D)

VIII.    Calculation of Interest and Principal Payments

         A.   Calculation of Principal Distribution Amount

                  Payments received allocable to principal                                                           $12,105,663.20
                  Aggregate of Principal Balances as of the Accounting Date of all
                     Receivables that became Liquidated Receivables
                     during the Monthly Period                                                                       $ 3,371,376.44
                  Purchase Amounts - Warranty Receivables allocable to principal                                     $         0.00
                  Purchase Amounts - Administrative Receivables allocable to principal                               $    13,632.95
                  Amounts withdrawn from the Pre-Funding Account                                                     $         0.00
                  Cram Down Losses                                                                                   $         0.00
                                                                                                                     --------------

                  Principal Distribution Amount                                                                      $15,490,672.59
                                                                                                                     ==============

         B.   Calculation of Class A-1 Interest Distributable Amount

                  Class A-1 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-1 Noteholders on such Distribution Date)   $          0.00

                  Multiplied by the Class A-1 Interest Rate                                      5.8875%

                  Multiplied by actual days in the period or in the case of the
                  first Distribution Date, by 29/360                                         0.08611111              $         0.00
                                                                                        ---------------

                  Plus any unpaid Class A-1 Interest Carryover Shortfall                                             $         0.00
                                                                                                                     --------------

                  Class A-1 Interest Distributable Amount                                                            $         0.00
                                                                                                                     ==============

         C.   Calculation of Class A-2 Interest Distributable Amount

                  Class A-2 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-2 Noteholders on such Distribution Date)   $179,890,694.89

                  Multiplied by the Class A-2 Interest Rate                                       6.125%

                  Multiplied by 1/12 or in the case of the first Distribution
                     Date, by 30/360                                                         0.08333333              $   918,192.09
                                                                                        ---------------

                  Plus any unpaid Class A-2 Interest Carryover Shortfall                                             $         0.00
                                                                                                                     --------------

                  Class A-2 Interest Distributable Amount                                                            $   918,192.09
                                                                                                                     ==============

         D.   Calculation of Class A-3 Interest Distributable Amount

                  Class A-3 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-3 Noteholders on such Distribution Date)   $258,000,000.00

                  Multiplied by the Class A-3 Interest Rate                                       6.200%

                  Multiplied by 1/12 or in the case of the first Distribution
                     Date, by 30/360                                                         0.08333333              $ 1,333,000.00
                                                                                        ---------------

                  Plus any unpaid Class A-3 Interest Carryover Shortfall                                             $         0.00
                                                                                                                     --------------

                  Class A-3 Interest Distributable Amount                                                            $ 1,333,000.00
                                                                                                                     ==============

         E.   Calculation of Class A-4 Interest Distributable Amount

                  Class A-4 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-4 Noteholders on such Distribution Date)   $ 82,400,000.00

                  Multiplied by the Class A-4 Interest Rate                                       6.350%

                  Multiplied by 1/12 or in the case of the first Distribution
                     Date, by 30/360                                                         0.08333333              $   436,033.33
                                                                                        ---------------

                  Plus any unpaid Class A-4 Interest Carryover Shortfall                                             $         0.00
                                                                                                                     --------------

                  Class A-4 Interest Distributable Amount                                                            $   436,033.33
                                                                                                                     ==============


                                Page 5 (1997-D)

         F.  Calculation of Noteholders' Interest Distributable Amount

                  Class A-1 Interest Distributable Amount                               $          0.00
                  Class A-2 Interest Distributable Amount                               $    918,192.09
                  Class A-3 Interest Distributable Amount                               $  1,333,000.00
                  Class A-4 Interest Distributable Amount                               $    436,033.33


                  Noteholders' Interest Distributable Amount                                                         $ 2,687,225.42
                                                                                                                     ==============

         G.  Calculation of Noteholders' Principal Distributable Amount:

                  Noteholders' Monthly Principal Distributable Amount:

                  Principal Distribution Amount                                           15,490,672.59

                  Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
                     Distribution Amount, the initial principal balance of the Class
                     A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
                     Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
                     Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
                     Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
                     Accounting Date for the preceding Distribution Date)                        100.00%             $15,490,672.59
                                                                                        ---------------

                  Unpaid Noteholders' Principal Carryover Shortfall                                                  $         0.00
                                                                                                                     --------------

                  Noteholders' Principal Distributable Amount                                                        $15,490,672.59
                                                                                                                     ==============

         H.       Application of Noteholders' Principal Distribution Amount:

                  Amount of Noteholders' Principal Distributable Amount payable to
                  Class A-1 Notes (equal to entire Noteholders' Principal Distributable
                  Amount until the principal balance of the Class A-1 Notes is
                  reduced to zero)                                                                                   $         0.00
                                                                                                                     ==============

                  Amount of Noteholders' Principal Distributable Amount payable to
                  Class A-2 Notes (no portion of the Noteholders' Principal
                  Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
                  thereafter, equal to the entire Noteholders' Principal Distributable Amount)                       $15,490,672.59
                                                                                                                     ==============


                                Page 6 (1997-D)

IX.      Pre-Funding Account

         A.       Withdrawals from Pre-Funding Account:

                  Amount on deposit in the Pre-Funding Account as of the preceding
                     Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                     Pre-Funded Amount                                                               $         0.00

                                                                                                                     --------------
                                                                                                                     $         0.00
                                                                                                                     ==============

                  Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
                     Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
                     Principal Balance of Subsequent Receivables transferred to the
                     Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
                     of Subsequent Receivables over (ii) $0))                                                        $         0.00

                  Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
                     Account has been reduced to $100,000 or less as of the
                     Distribution Date (see B below)                                                                 $         0.00
                                                                                                                     --------------

                  Amount remaining on deposit in the Pre-Funding Account after
                     Distribution Date
                                     Pre-Funded Amount                                  $          0.00
                                                                                        ---------------
                                                                                                                     $         0.00
                                                                                                                     ==============


         B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

                  Amount withdrawn from the Pre-Funding Account as a result of the
                     Pre-Funded Amount not being reduced to zero on the Distribution
                     Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced
                     to $100,000 or less on any Distribution Date                                                    $         0.00

                  Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
                     Distribution Date)                                                                              $         0.00

                  Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
                     Distribution Date)                                                                              $         0.00

                  Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
                     Distribution Date)                                                                              $         0.00

                  Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
                     Distribution Date)                                                                              $         0.00


                  Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment
                     Amount, Class A-2 Prepayment Amount, the Class A-3 Prepayment
                     Amount, the Class A-4 Prepayment Amount, the Class A-5 Prepayment
                     Amount, over the sum current principal balance of the Class A-1
                     Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4
                     Notes, the Class A-5 Notes

         C.       Prepayment Premiums:

                  Class A-1 Prepayment Premium                                                                       $         0.00
                  Class A-2 Prepayment Premium                                                                       $         0.00
                  Class A-3 Prepayment Premium                                                                       $         0.00
                  Class A-4 Prepayment Premium                                                                       $         0.00
                  Class A-5 Prepayment Premium                                                                       $         0.00



                                Page 7 (1997-D)


X.       Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
           Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                  Product of (x)  x.xx% (weighted average interest of Class A-1 Interest Rate,
                  Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class A-5 Interest Rate
                  (based on outstanding Class A-1 principal balance through the Class A-5 principal balance)
                  divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and
                  (z) xx (the number of days until the January 1998 Distribution Date))                                $0.00

                   Less the product of (x) 2.5% divided by 360, (y) $0 (the Pre-Funded Amount on such
                   Distribution Date) and (z) xx (the number of days until the January 1998 Distribution Date)         $0.00
                                                                                                                       -----


         Requisite Reserve Amount                                                                                      $0.00
                                                                                                                       =====

         Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
           Subaccount) as of the preceding Distribution Date or, in the case of the first
           Distribution Date, as of the Closing Date                                                                   $0.00

         Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
           Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the IndentureTrustee in the Reserve Account from amounts withdrawn
           from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                             $0.00

         Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
           Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
           Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the
           General Partners from amounts withdrawn from the Pre-Funding Account in respect of
           transfers of Subsequent Receivables)                                                                        $0.00

         Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
           to cover the excess, if any, of total amount payable over Available Funds (see IV above)                    $0.00
                                                                                                                       -----

         Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
           Subaccount) after the Distribution Date                                                                     $0.00
                                                                                                                       =====

XI.      Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,               $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
           is greater than $0 (the Original Pool Balance after giving effect to the transfer of
           Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
           preceding the Distribution Date))                                                                           $0.00

         Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
           a Class A-1 Maturity Shortfall (see IV above)                                                               $0.00

         Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
           withdrawal to be released by the Indenture Trustee to the General Partners)                                 $0.00
                                                                                                                       -----
         Class A-1 Holdback Subaccount immediately following the Distribution Date                                     $0.00
                                                                                                                       =====


                                 Page 8 (1997-D)


XII.     Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the Monthly Period     $520,290,694.89
         Multiplied by Basic Servicing Fee Rate                                               1.25%
         Multiplied by months per year                                                    8.333333%
                                                                                   ---------------
         Basic Servicing Fee                                                                        $541,969.47

         Less: Backup Servicer Fees (annual rate of 1 bp)                                           $      0.00

         Supplemental Servicing Fees                                                                $      0.00
                                                                                                    -----------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                           $     541,969.47
                                                                                                                 ================

XIII.    Information for Preparation of Statements to Noteholders

         a.       Aggregate principal balance of the Notes as of
                    first day of Monthly Period
                    Class A-1 Notes                                                                              $           0.00
                    Class A-2 Notes                                                                              $ 179,890,694.89
                    Class A-3 Notes                                                                              $ 258,000,000.00
                    Class A-4 Notes                                                                              $  82,400,000.00


         b.       Amount distributed to Noteholders allocable to principal
                    Class A-1 Notes                                                                              $           0.00
                    Class A-2 Notes                                                                              $  15,490,672.59
                    Class A-3 Notes                                                                              $           0.00
                    Class A-4 Notes                                                                              $           0.00


         c.       Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                    Class A-1 Notes                                                                              $           0.00
                    Class A-2 Notes                                                                              $ 164,400,022.30
                    Class A-3 Notes                                                                              $ 258,000,000.00
                    Class A-4 Notes                                                                              $  82,400,000.00


         d.       Interest distributed to Noteholders
                    Class A-1 Notes                                                                              $           0.00
                    Class A-2 Notes                                                                              $     918,192.09
                    Class A-3 Notes                                                                              $   1,333,000.00
                    Class A-4 Notes                                                                              $     436,033.33


         e.       1.  Class A-1 Interest Carryover Shortfall, if any,
                      (and change in amount from preceding statement)                                            $           0.00
                  2.  Class A-2 Interest Carryover Shortfall, if any,
                      (and change in amount from preceding statement)                                            $           0.00
                  3.  Class A-3 Interest Carryover Shortfall, if any,
                      (and change in amount from preceding statement)                                            $           0.00
                  4.  Class A-4 Interest Carryover Shortfall, if any,
                      (and change in amount from preceding statement)                                            $           0.00


         f.       Amount distributed payable out of amounts withdrawn
                  from or pursuant to:
                  1.  Reserve Account                                                               $      0.00
                  2.  Spread Account Class A-1 Holdback Subaccount                                  $      0.00
                  3.  Claim on the Note Policy                                                      $      0.00

         g.       Remaining Pre-Funded Amount                                                                    $           0.00

         h.       Remaining Reserve Amount                                                                       $           0.00

         i.       Amount on deposit on Class A-1 Holdback Subaccount                                             $           0.00

         j.       Prepayment amounts
                      Class A-1 Prepayment Amount                                                                $           0.00
                      Class A-2 Prepayment Amount                                                                $           0.00
                      Class A-3 Prepayment Amount                                                                $           0.00
                      Class A-4 Prepayment Amount                                                                $           0.00


         k.       Prepayment Premiums
                      Class A-1 Prepayment Premium                                                               $           0.00
                      Class A-2 Prepayment Premium                                                               $           0.00
                      Class A-3 Prepayment Premium                                                               $           0.00
                      Class A-4 Prepayment Premium                                                               $           0.00


         l.       Total of Basic Servicing Fee, Supplemental Servicing Fees and
                  other fees, if any, paid by the Trustee on behalf of the Trust                                 $     541,969.47

         m.       Note Pool Factors (after giving effect to distributions on the
                    Distribution Date)
                      Class A-1 Notes                                                                                  0.00000000
                      Class A-2 Notes                                                                                  0.83877562
                      Class A-3 Notes                                                                                  1.00000000
                      Class A-4 Notes                                                                                  1.00000000


                                 Page 9 (1997-D)

XVI.     Pool Balance and Aggregate Principal Balance

                  Original Pool Balance at beginning of Monthly Period                           $599,999,997.12
                  Subsequent Receivables                                                         $          0.00
                                                                                                 ---------------
                  Original Pool Balance at end of Monthly Period                                 $599,999,997.12
                                                                                                 ===============

                  Aggregate Principal Balance as of preceding Accounting Date                    $520,290,694.89
                  Aggregate Principal Balance as of current Accounting Date                      $504,800,022.30



                 Monthly Period Liquidated Receivables                    Monthly Period Administrative Receivables

                             Loan #                                    Amount                Loan #                     Amount
                      --------------------                         -------------      --------------------           -----------
                      see attached listing                          3,371,376.44      see attached listing             13,632.95
                                                                   $        0.00                                      $     0.00
                                                                   $        0.00                                      $     0.00
                                                                   -------------                                      ----------
                                                                   $3,371,376.44                                      $13,632.95
                                                                   =============                                      ==========


XVIII.   Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date)
           of all Receivables delinquent more than 30 days with
           respect to all or any portion of a Scheduled Payment
           as of the Accounting Date                                                      28,747,949.82

         Aggregate Principal Balance as of the Accounting Date                        $  504,800,022.30
                                                                                      -----------------

         Delinquency Ratio                                                                                           5.69491849%
                                                                                                                     ==========







IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                    ARCADIA FINANCIAL LTD.

                                    By:
                                           -------------------------------------

                                    Name:  Scott R. Fjellman
                                           -------------------------------------
                                    Title: Vice President / Securitization


                                Page 10 (1997-D)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997-D

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING JULY 31, 1998

I.  ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION         $600,000,000.00

                        AGE OF POOL (IN MONTHS)                               8
II.  Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all
          Receivables delinquent more than 30 days with respect to all or
          any portion of a Scheduled Payment as of the Accounting Date                         $ 28,747,949.82

       Aggregate Principal Balance as of the Accounting Date                                   $504,800,022.30
                                                                                               ---------------

       Delinquency Ratio                                                                                                 5.69491849%
                                                                                                                     ==============


III. Average Delinquency Ratio

       Delinquency ratio - current Determination Date                                               5.69491849%

       Delinquency ratio - preceding Determination Date                                             5.64010004%

       Delinquency ratio - second preceding Determination Date                                      5.48062152%
                                                                                               ---------------


       Average Delinquency Ratio                                                                                         5.60521335%
                                                                                                                     ==============


IV.  Default Rate

       Cumulative balance of defaults as of the preceding Accounting Date                                            $ 7,962,201.02

                    Add:    Sum of Principal Balances (as of the Accounting
                            Date) of Receivables that became Liquidated
                            Receivables during the Monthly Period or that
                            became Purchased Receivables during Monthly
                            Period (if delinquent more than 30 days with
                            respect to any portion of a Scheduled
                            Payment at time of purchase)                                                             $ 3,371,376.44
                                                                                                                     --------------

       Cumulative balance of defaults as of the current Accounting Date                                              $11,333,577.46

                         Sum of Principal Balances (as of the Accounting Date)
                            of 90+ day delinquencies                                              6,965,416.52

                              Percentage of 90+ day delinquencies applied to defaults                   100.00%      $ 6,965,416.52
                                                                                               ---------------       --------------

       Cumulative balance of defaults and 90+ day delinquencies as of the current
       Accounting Date                                                                                               $18,298,993.98
                                                                                                                     ==============


V.     Cumulative Default Rate as a % of Original Principal Balance

       Cumulative Default Rate - current Determination Date                                          3.0498323%

       Cumulative Default Rate - preceding Determination Date                                        2.3857407%

       Cumulative Default Rate - second preceding Determination Date                                 1.7477348%


                                     Page 1 (1997-D)

 VI.     Net Loss Rate

         Cumulative net losses as of the preceding Accounting Date                                                    $4,703,083.20

                      Add:    Aggregate of Principal Balances as of the
                              Accounting Date (plus accrued and unpaid
                              interest theron to the end of the Monthly
                              Period) of all Receivables that became
                              Liquidated Receivables or that became Purchased
                              Receivables and that were delinquent more than
                              30 days with respect to any portion of a
                              Scheduled Payment as of the
                              Accounting Date                                                    $3,371,376.44
                                                                                                --------------

                           Liquidation Proceeds received by the Trust                           ($1,661,988.83)       $1,709,387.61
                                                                                                --------------        -------------

         Cumulative net losses as of the current Accounting Date                                                      $6,412,470.81

                           Sum of Principal Balances (as of the Accounting Date)
                              of 90+ day delinquencies                                           $6,965,416.52

                                Percentage of 90+ day delinquencies applied to losses                    40.00%       $2,786,166.61
                                                                                                --------------        -------------

         Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                            $9,198,637.42
                                                                                                                      =============


 VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

         Cumulative Net Loss Rate - current Determination Date                                                            1.5331062%

         Cumulative Net Loss Rate - preceding Determination Date                                                          1.2073301%

         Cumulative Net Loss Rate - second preceding Determination Date                                                   0.8210037%


VIII.    Classic/Premier Loan Detail

                                                                        Classic              Premier              Total
                                                                    ---------------      ---------------     --------------
         Aggregate Loan Balance, Beginning                           333,264,800.74      $187,025,894.15     $520,290,694.89
           Subsequent deliveries of Receivables                                0.00                 0.00                0.00
           Prepayments                                                (2,495,812.33)       (2,523,519.51)      (5,019,331.84)
           Normal loan payments                                       (4,057,196.58)       (3,029,134.78)      (7,086,331.36)
           Defaulted Receivables                                      (2,419,292.96)         (952,083.48)      (3,371,376.44)
           Administrative and Warranty Receivables                             0.00           (13,632.95)         (13,632.95)
                                                                    ------------------------------------     ---------------
         Aggregate Loan Balance, Ending                             $324,292,498.87      $180,507,523.43     $504,800,022.30
                                                                    ====================================     ===============

         Delinquencies                                                21,549,700.45         7,198,249.37     $ 28,747,949.82
         Recoveries                                                 $  1,070,579.75      $    591,409.08     $  1,661,988.83
         Net Losses                                                    1,348,713.21           360,674.40     $  1,709,387.61


VIII.    Other Information Provided to FSA

                A.         Credit Enhancement Fee information:

                           Aggregate Principal Balance as of the Accounting Date              $504,800,022.30
                           Multiplied by:  Credit Enhancement Fee  (26.3 bp's) * (30/360)              0.0219%
                                                                                              ---------------
                                Amount due for current period                                                     $    110,635.34
                                                                                                                  ===============


                B.         Dollar amount of loans that prepaid during the Monthly Period                          $  5,019,331.84
                                                                                                                  ===============

                           Percentage of loans that prepaid during the Monthly Period                                  0.99432084%
                                                                                                                  ===============


                                 Page 2 (1997-D)

IX.     Spread Account Information

                                                                                  $                              %
        Beginning Balance                                                         $22,630,972.00       4.48315590%

        Deposit to the Spread Account                                             $ 2,216,615.50       0.43910765%
        Spread Account Additional Deposit                                                  $0.00       0.00000000%
        Withdrawal from the Spread Account                                                 $0.00       0.00000000%
        Disbursements of Excess                                                            $0.00       0.00000000%
        Interest earnings on Spread Account                                           $99,016.84       0.01961506%
                                                                                  --------------    -------------

        Ending Balance                                                            $24,946,604.34       4.94187861%
                                                                                  ==============    =============


        Specified Balance pursuant to Section 3.03 of the
          Spread Account Agreement among Olympic Financial Ltd.,
          Arcadia Receivables Finance Corp., Financial Security
          Assurance Inc. and Norwest Bank Minnesota, National Association         $35,336,001.56       7.00000000%
                                                                                  ==============    =============


   X.     Trigger Events

          Cumulative Loss and Default Triggers as of December 15, 1997

          -------------------------------------------------------------------------------------------------------------------------

                                          Loss                   Default                   Loss Event                 Default Event
                 Month                Performance              Performance                 of Default                  of Default
          -------------------------------------------------------------------------------------------------------------------------
                   3                     0.88%                     2.11%                      1.11%                        2.66%
                   6                     1.76%                     4.21%                      2.22%                        5.32%
                   9                     2.55%                     6.10%                      3.21%                        7.71%
                  12                     3.26%                     7.79%                      4.10%                        9.84%
                  15                     4.20%                    10.03%                      5.28%                       12.68%
                  18                     5.05%                    12.07%                      6.35%                       15.25%
                  21                     5.80%                    13.85%                      7.29%                       17.50%
                  24                     6.44%                    15.40%                      8.11%                       19.45%
                  27                     6.78%                    16.21%                      8.53%                       20.47%
                  30                     7.05%                    16.86%                      8.87%                       21.29%
                  33                     7.29%                    17.43%                      9.17%                       22.01%
                  36                     7.50%                    17.92%                      9.43%                       22.63%
                  39                     7.60%                    18.15%                      9.55%                       22.93%
                  42                     7.67%                    18.34%                      9.65%                       23.16%
                  45                     7.74%                    18.49%                      9.73%                       23.36%
                  48                     7.79%                    18.62%                      9.80%                       23.52%
                  51                     7.84%                    18.73%                      9.86%                       23.65%
                  54                     7.87%                    18.81%                      9.90%                       23.76%
                  57                     7.90%                    18.88%                      9.94%                       23.84%
                  60                     7.92%                    18.93%                      9.96%                       23.91%
                  63                     7.93%                    18.96%                      9.98%                       23.95%
                  66                     7.94%                    18.98%                      9.99%                       23.98%
                  69                     7.95%                    18.99%                     10.00%                       23.99%
                  72                     7.95%                    19.00%                     10.00%                       24.00%
           ------------------------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 6.19%                               Yes ______      No ___X___

           Cumulative Default Rate (see above table)                                              Yes ______      No ___X___

           Cumulative Net Loss Rate (see above table)                                             Yes ______      No ___X___

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                    Yes ______      No ___X___

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                       Yes ______      No ___X___

           To the knowledge of the Servicer, a Capture Event has occurred and be continuing       Yes ______      No ___X___

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                                  Yes ______      No ___X___

           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                            ARCADIA  FINANCIAL  LTD.

                            By:
                               -------------------------------------------------

                            Name:  Scott R. Fjellman
                                   ---------------------------------------------
                            Title: Vice President / Securitization


                                 Page 3 (1997-D)